UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 23, 2001


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                         N/A
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     (Commission File Number)                 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code             44 1256 894 000
                                                  ------------------------------



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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On July 23, 2001, Shire Pharmaceuticals Group plc (the "Company") issued a press release describing its results of operations for the second quarter of 2001 (the "Press Release"), which was subsequently corrected for a typographical error. The corrected press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In the section of the Press Release entitled "Overview of Financial Results", and in the subsection entitled "Taxation", the Company provided: "The effective rate of tax on the profits for the quarter pre APB25 exceptionals and merger charges is 25% (Q2 2000: 29% Pre APB25 and exceptional income)." The Q2 2000 effective rate of tax has a typographical error and this sentence should read: "The effective rate of tax on the profits for the quarter pre APB25 exceptionals and merger charges is 25% (Q2 2000: 22% Pre APB25 and exceptional income)."

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

     99.1 A copy of the Press Release dated July 23, 2001, correcting the typographical error described in Item 5 herein.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 24, 2001           SHIRE PHARMACEUTICALS GROUP PLC



                                By:    /s/ Angus C. Russell
                                       -----------------------------------------
                                       Name:   Angus C. Russell
                                       Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

99.1 A copy of the Press Release dated July 23, 2001, correcting the typographical error described in Item 5 herein.